3DSYSTEMS

INVESTOR AND ANALYST DAY

June 10, 2014



MANUFACTURING*THE*FUTURE

WWW.3DSYSTEMS.COM | NYSE:DDD

WELCOME

Stacey Witten
Director, Investor Relations



MANUFACTURING*THE*FUTURE

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements, as defined by federal and state securities laws. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "hope," "expects," "intends," "plans," "anticipates," "contemplates," "believes," "estimates," "predicts," "projects," "potential," "continue," and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below. In addition, we undertake no obligation to update or revise any forward-looking statements to reflect events, circumstances, or new information after the date of the information or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation.

Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. As a result, we cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that our expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. 3D System's actual results could differ materially from those stated or implied in forward-looking statements. Past performance is not necessarily indicative of future results. We do not intend to update these forward looking statements even though our situation may change in the future. Further, we encourage you to review the risks that we face and other information about us in our filings with the SEC, including our Annual Report on Form 10-K which was filed on February 28, 2014. These are available at www.SEC.gov.

AGENDA

Welcome	• Stacey Witten
3DS – Printing 2.0	• Avi Reichental
Outlook	• Damon Gregoire
3DS – Healthcare	• Dr. Oren Tepper / Andy Christensen
3DS – Breaking the Speed Limit	• Patrick Dunne / Cathy Lewis
3DS / Google's Ara	• Jeff Blank
3DS – Engineering 2.0	• John Alpine / Josh St. John
3DS – Lifestyle 1.0	• Liz von Hasseln / Ash Martin
3DS / Deloitte Partnership	• Andrew Vaz / Marcus Shingles
3DS – Metal Printing	• Kevin McAlea
3DS – Quickparts 2.0	• Avi Reichental
Q&A	

3DS – PRINTING 2.0

Avi Reichental
President and CEO



MANUFACTURING*THE*FUTURE

TRENDS DRIVING ADOPTION AND GROWTH


FREE COMPLEXITY DRIVES FUNCTIONALITY
SURGERY & MEDICAL DEVICES BECOME PERSONALIZED
DESIGN & MANUFACTURING ARE RE-IMAGINED
3D LIFESTYLE BECOME UBIQUITOUS

SIZING UP THE OPPORTUNITY



Billions of Dollars
7
6
5
4
3
2
1
0
81.9% CAGR
2012
2013
2014
2015
2016
2017
Enterprise
Consumer

Source: Gartner, Forecast: 3D Printers, Worldwide, 2013



25,000
20,000
15,000
10,000
5,000
0
Millions of Dollars
32% CAGR
2013
2016
2018
2020

Source: Wohlers Associates, Inc.

OUR FIRST MOVER ADVANTAGE

		3D SYSTEMS	Stratasys	ExOne	voxeljet	Arcam	SLM Solutions	proto labs	eos	Materialise
DESIGN	Direct prototypes plastic	✓	✓	✓	✓			✓		✓
	Direct prototypes metal	✓				✓	✓	✓	✓	
	Indirect prototypes	✓	✓	✓	✓			✓		✓
	Cloud Printing	✓	✓					✓		✓
MANUFACTURING	Medical parts	✓				✓				✓
	Direct parts	✓	✓							✓
	Indirect parts	✓	✓	✓	✓					✓
SOFTWARE	Perceptual devices	✓								
	Cloud platforms	✓	✓							✓
	Digital threading	✓								✓
HARDWARE	Consumer printers	✓	✓							
	Industrial printers	✓	✓	✓	✓	✓	✓		✓	
	Materials	✓	✓	✓	✓	✓			✓	

MEDICAL-MATERIALS-METALS



OPEN ENDED GROWTH OPPORTUNITY

3D printing today as a % of the manufacturing market


$10.5tn
$2bn
100%
0.1%
Opportunity
Manufacturing market
3D printing market

"The global economy is worth about $70 trillion, and manufacturing accounts for more than 15%, which is $10.5tn.

If AM grows to capture just 2% of this global manufacturing market, that's $210bn"

Source: Wohlers 2014

DIFFERENTIATED BUSINESS MODEL

OTHERS	OURS
× Extract maximum value from customer	✓ Deliver ongoing customer success
× Sell a technology or a product	✓ Sell the complete solution
× Sacrifice everything for temporary growth	✓ Cash matters, unprofitable growth doesn't
× Protection through patents	✓ Protection through 'integrated sticky' value
× Run several unintegrated businesses	✓ Run one business, address mutiple needs
× Improve existing products	✓ Create entirely new products and categories

DIVERSE-EXPERIENCED-ENTREPRENUERIAL


Ziad Abou
VP & General Manager
Quickparts


Andy Christensen
VP, Personalized Surgery &
Medical Devices


Hugh Evans
VP, Corporate Development &
Ventures


Ping Fu
Chief Entrepreneur Officer


Damon Gregoire
SVP, Global Operations & Chief
Financial Officer


Chuck Hull
EVP & Chief Technology Officer


Calvin Hur
VP & General Manager Geomagic
Solutions


Andy Johnson
VP, General Counsel & Secretary


Diana Kalisz
VP, Chief Product Officer


Rajeev Kulkarni
VP, General Manager Consumer
Products


Cathy Lewis
VP, Chief Marketing Officer


Michele Marchesan
VP, Chief Opportunity Officers


Kevin McAlea
SVP, Chief Impact Officer


Karl Meyer
VP, Entertainment


Neal Orringer
VP, Alliances & Partnerships


Avi Reichental
President & CEO


Kevin Williams
VP Global Engineering & Chief
Development Officer

DIGITAL THREAD FROM END TO END

3DSYSTEMS



Capture



Create



Print



Provide

OUTLOOK

Damon Gregoire
SVP, Chief Financial Officer



MANUFACTURING*THE*FUTURE

REVISED FULL-YEAR 2014 GUIDANCE

- We expect annual revenue for 2014 to be in the range of $695 million to $735 million with greater growth during the second half of the year
- We expect our GAAP earnings per share to be in the range of $0.44 to $0.56 and our non-GAAP earnings per share to be in the range of $0.73 to $0.85 with greater earnings during the second half of 2014
- Our non-GAAP adjusted earnings guidance is fully tax-effected and inclusive of all acquisitions and equity raise completed to date and the expected closing of Robtec



FAVORABLE DYNAMICS

POSITIONED AT THE HEART OF ~$35 BILLION DESIGN-TO-MANUFACTURING VALUE-CHAIN[(1)]

FACTORS ACCELERATING ADOPTION

- Greater R&D spend, democratization
- Shorter product life cycles, frequent changes
- Demand for higher quality and complexity
- Reshoring, labor costs and skills shortage
- Drive for efficiency and sustainability

FAVORABLE DYNAMICS

- Open Ended Economic Possibilities
- Unmatched Innovative Stimulation
- Far Reaching Social Impact

3D PRINTING GROWTH[(2)]


$21.0 Billion
32% CAGR
$3.07 Billion
2013
2020

(1) Source: 2013 Product lifecycle management Market per CIMdata
(2) Source: Wohler's Associates, Inc.

EXPECTING ACCELERATED REVENUE GROWTH


$ in millions
$1,000
$800
$600
$400
$200
$0
$113M
$160M
$230M
$354M
$513M
$695M – $735M
$1B
55%
45%
35%
25%
2009A
2010A
2011A
2012A
2013A
2014G
2015E
2014 Guidance Range
Revenue
Gross Margin
Expected Gross Margin

**based on business today, excluding future acquisitions and opportunities*

EXPECTATIONS

- Revenue doubles in two years from 2013, driven primarily by printers, materials and software powered perceptual devices
- Gross profit margins reach levels of 55% to 60% as we get firmly into the $750 million to $1 billion revenue run-rate
- Sales and marketing expenses increase incrementally with revenue growth
- R&D expenses returns to about 8% of revenue
- Operating leverage returning later in 2014, and expanding in second half of 2015

GROSS PROFIT MARGIN EXPANSION DRIVERS

Q1 2014 Revenue


Service
32%
Printers
& Other
41%
Materials
27%

Q1 2014 Gross Profit


Service
28%
Printers
& Other
32%
Materials
40%

- Increasing GPM contribution from higher software and materials revenue
- Expanding GPM from higher healthcare revenue and expanding services GPM
- Recovering 3D printers GPM post condensed new product launch period
- Improving overhead absorption and capacity utilization from scale

3DS – HEALTHCARE

Oren M. Tepper, MD, Montefiore Medical Center
Assistant Professor of Plastic Surgery, Director of Craniofacial Surgery
Andy Christensen, Vice President, Personalized Surgery and Medical Devices



MANUFACTURING*THE*FUTURE

Virtual Surgical Planning for Craniofacial Surgery



Oren M. Tepper, MD

Montefiore Medical Center

Assistant Professor of Plastic Surgery

Director of Craniofacial Surgery

PLASTIC SURGERY

- Build, Restore, Renovate
- Creative, Innovative surgical specialty



SURGICAL INNOVATION

- Training / Skills
- Advanced techniques
- Cutting edge technology
- PLANNING ?


SCALPEL...

SURGICAL PLANNING

Soft tissue



Bone



3DSYSTEMS

Medical Modeling™


Plastic Surgery NEWS

Rise of 3-D printing stretches the limits of plastic surgery's potential

IN THIS ISSUE

ASPS unveils a national ad ca

ALSO INSIDE

skeletal planning of osteotomy in our face transplant patient," he says. "It's been a long time – but we're now discovering more exciting applications and seeing more widespread use, so we're looking at 3-D printing a little differently than we did back then."

Assistance to the max

Oren Tepper, MD, Bronx, N.Y., attending surgeon in the Division of Reconstructive and Plastic Surgery at Montefiore Medical Center, says 3-D printing of maxillofacial models that can be deployed in the O.R. are becoming the standard of care for some facets of head and neck reconstruction.

He believes that using this technology to map the anatomy of a patient with craniofacial injuries and post-traumatic deformities, and to develop a surgical plan prior to arriving at the O.R., eliminates surprises, minimizes complications and improves the precision of surgery.

"For complex reconstruction in kids, I've been printing these models and guides to help me position and perform the reconstruction," he says.

Dr. Tepper notes that 3-D really got off the ground with simple printings of the skull – which surgeons found quite useful. "Then it became printing an idealized skull of what you were trying to achieve, and now it's made its way into not just printing something you can look at as a reference, but actually printing something you can use to guide where you make the cuts, how you put the bones together and how you do the reconstruction," he says.

Dr. Tepper published a case study in the *International Journal of Pediatric Otorhinolaryngology* about a 3-week-old girl who had difficulty breathing due to a small lower jaw. By using virtual planning technology, he created 3-D computer

Continued on page 34

EVOLUTION OF 3D

3DSYSTEMS
Medical Modeling™

3D CT Scan



3D Model



Planning Session



OR Reference



Surgical Simulation



Virtual Guides/Models



Surgical Guides / Jigs





FACIAL FRACTURES



Use of Virtual 3-Dimensional Surgery in Post-Traumatic Craniomaxillofacial Reconstruction

Oren M. Tepper, MD, Sarah Sorice, BA,‡ Gabriel N. Hershman, DDS,‡ Pierre Saadeh, MD,§ Jamie P. Levine, MD‖ and David Hirsch, DDS, MD¶*


A


A
C

PHASE 1-VIRTUAL PLANNING

Fracture reduction and establish occlusion



PHASE 2-MODELING



Bandeau jig



Orbito-zygomatic jig



Bone graft template



Splint

PHASE 3-SURGICAL







PHASE 4-ANALYSIS





CRANIOFACIAL DISTRACTION



MANDIBULAR DISTRACTION









VIRTUAL SURGERY

Solves the existing issues with mandibular distraction surgery

(1) Device size
(2) Underdeveloped bone
(3) Critical structures
(4) Bone width








Preop


Postop – 10 months





FUTURE GROWTH POTENTIAL

Better, Faster



Expanding Market

Soft tissue



Bone

REAL TIME COMMUNICATION



















PERSONALIZED SURGERY

ANATOMICAL MODELING









PERSONALIZED SURGERY

GUIDANCE AND CUSTOM DESIGNS



VSP® System
Virtual Surgical Planning













DIGITAL THREAD™ -

Virtual Surgical Planning (VSP®)


1
Digital Medical Imaging
2
Image Processing
3
Virtual Surgical Planning
4
Haptic Design
5
3D Printing
6
Personalized Surgery



THE VALUE PROPOSITION

PERSONALIZED SURGERY

<u>Stakeholders</u>	**3DS Digital Thread Plays a Role**
The Patient - “I want the best surgery possible, personalized to me”	✔
The Surgeon - “I need to provide the best care possible to my patients while optimizing how much I can do in a day”	✔
The Hospital - “To remain competitive we must cut cost while maintaining a high level of care”	✔
The Insurance Co - “We will continue to fund a high level of care for our patients but at a decreasing rate and new treatments must demonstrate value”	✔
The Medical Device OEM - “To remain competitive we must innovate and provide better care at a diminishing selling price”	✔

THE FDA'S VIEWPOINT

"3D printing is transforming our concept of personalized medicine and medical intervention opportunities"

- *FDA Commissioner Margaret Hamburg quoted during an October 29, 2013 AdvaMed-Dx and American Association for Cancer Research meeting on personalized medicine in Washington, D.C.*

VOLUME PRODUCTION DRIVING VALUE

DIRECT METAL PRINTING







PATIENT-SPECIFIC IMPLANTS











OFF-THE-SHELF 3D PRINTED IMPLANTS




LG



BESPOKE BRACING - SCOLIOSIS







3DS – BREAKING THE SPEED LIMIT

Cathy Lewis, CMO
Patrick Dunne, Director, Industrial Developments



MANUFACTURING*THE*FUTURE

AEROSPACE AND DEFENSE











COMPLEXITY IS FREE


Traditional Manufacturing
Additive Manufacturing - 2014
Additive Manufacturing - 2020
Per Unit Cost
Complexity
Falling costs of 3D printing
Present Economies of Savings
Future Economies of Savings

3DS / GOOGLE'S ARA

Jeff Blank, Vice President Engineering, New Business Development



MANUFACTURING*THE*FUTURE

STYLIZING AND PERSONALIZING



Generator
Constrained generators for user-unique textures & patterns

Freestyle
Entirely user-designed, with no ID constraints

Pop
Energetic pop color combined with neutral

Monochrome
Varying shades of same color (gray phone style)

Solid
All modules same color

Luxe
Use of high end premium material



3DS – ENGINEERING 2.0

John Alpine, Vice President, Global Software
Josh St. John, Director, User Experience



MANUFACTURING*THE*FUTURE

REIMAGINING THE ENGINEER'S DESKTOP



3DS – LIFESTYLE 1.0

Ash Martin, Director, Consumer Product Management
Liz von Hasseln, Creative Director, Food Products



MANUFACTURING*THE*FUTURE

OPENING NEW SEGMENTS



CREATIVE DIGITAL THREAD



CONSUMER LIFESTYLE


Cube

EXPANDING CHANNELS


3D printing



3DS / DELOITTE PARTNERSHIP

Andrew Vaz, Principal, Chief Innovation Officer, Deloitte
Marcus Shingles, Principal, Eco-Systems and Exponentials Leader, Deloitte



MANUFACTURING*THE*FUTURE

DELOITTE DISCOVERY CENTER


Deloitte
Deloitte.

3DS – METAL PRINTING

Kevin McAlea, Chief Impact Officer



MANUFACTURING*THE*FUTURE

WHY 3DS 3D DIRECT METAL PRINTING?



Mass Customization



Design for Performance



Challenging Parts



Challenging Materials

QUALITY | MATERIAL VERSATILITY | MANUFACTURING READY | GLOBAL SUPPORT

MATERIALS VERSATILITY

15+ MATERIALS | STEEL | ALUMINUM | NI-BASED ALLOYS | PRECIOUS METALS



CoCr



AlSil2



Pure Cu



Al2O3

MANUFACTURING APPLICATIONS



Tire Molds



Jewelry



Aerospace & Defense



Medical & Dental

OUTSTANDING OUTPUT QUALITY



Feature Resolution ~ 150 microns



Surface Finish ~ 5 microns R_a



Tolerances ~ 50 to 100 microns

Repeatability ~ 30 microns



Density ~ 99%

TIRES: SIPE, PUZZLE & SEGMENTED MOLDS

- Difficult sipe geometries, sipe-dense molds
- 4X faster than conventional manufacturing
- More durable than conventional mold with inserts
- Internal lattice structure maximizes accuracy and minimizes build time







UNIQUE CAPABILITIES

Application-Specific Build Strategies

Resolution & Surface Finish

Accuracy + Speed

Know-How & Experience

FAB-GRADE READY PRINTER



- Robust design & construction
- Emphasis on precision, repeatability and reliability
- Unique powder layering system
- Advanced scan strategies
- Integrated "hands off" powder management

THE TIRE MOLD OPPORTUNITY



Tire Performance → Time to Market → Mold Life

PATIENT SPECIFIC MEDICAL







"With the quick turnaround we deliver using direct metal sintering, we have also built a reputation for high quality and attention to detail that pleases our dental customers. We own about 90% of the dental laser sintering market in our region, and we plan to keep building with the ProX from 3D Systems."

– *Michal Hermanek, founder and owner of MicroDent*

AEROSPACE AND DEFENSE











FAB-GRADE DIRECT METAL PRINTING

HIGH DENSITY|METAL PURITY|15 MATERIAL CHOICES|DETAIL AND PRECISION



3DS – QUICKPARTS 2.0

Avi Reichental
President and CEO



MANUFACTURING*THE*FUTURE

VISIT US @ THE ATLANTIC DESIGN & MANUFACTURING SHOW

JUNE 10 – 12, 2014 | JACOB K. JAVITS CONVENTION CENTER | BOOTH 408

Showcase includes:

- ProJet® 4500 full color plastic 3D printer
- ProJet® 5500X multi material
- Cube®
- CubePro™
- ProJet® 1200 micro-SLA
- Perceptual Design and Devices: Capture™, Touch™, Sense™, Geomagic® Software Suite
- Full Parts Display



Q & A



MANUFACTURING*THE*FUTURE

3DSYSTEMS

THANK YOU



MANUFACTURING*THE*FUTURE

WWW.3DSYSTEMS.COM | NYSE:DDD